SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  November 8, 2002
(Date of earliest event reported)

Commission File No.:  333-81262



                   GE Capital Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)
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       Delaware                                           22-3755203
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(State or Other Jurisdiction                            (I.R.S. Employer
 of Incorporation)                                      Identification No.)


292 Long Ridge Road, Stamford, Connecticut                         06927
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(Address of Principal Executive Office)                          (Zip Code)



                                 (203) 357-4000
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              (Registrant's telephone number, including area code)


ITEM 5.     Other Events.
            ------------

            Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report are certain term sheets (the "Collateral Term Sheet") and certain computational materials (the "Computational Materials") respectively, furnished to the Registrant by Deutsche Bank Securities Inc. (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2002-3 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-81262) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet and the Computational Materials by reference in the Registration Statement.

            The Collateral Term Sheet and the Computational Materials prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet or the Computational Materials.

            Any statement or information contained in the Collateral Term Sheet or the Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and
            ----------------------------------------------------------
Exhibits.

(c)   Exhibits

      Exhibit No.                                     Description
      -----------                                     -----------
      99.1                                       Collateral Term Sheet
      99.2                                       Computational Materials

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       GE CAPITAL COMMERCIAL MORTGAGE
                                          CORPORATION



                                          By:   /s/ Daniel Vinson
                                             ---------------------------------
                                          Name:  Daniel Vinson
                                          Title: Authorized Signatory


Date: November 11, 2002

                                INDEX TO EXHIBITS


                                                                 Paper (P) or
Exhibit No.            Description                               Electronic(E)
-----------            -----------                               ---------------
  99.1                Collateral Term Sheet                          E
  99.2                Computational Materials                        E